                                                                     Exhibit 4.1

                       [FORM OF COMMON STOCK CERTIFICATE]

NUMBER                                                            SHARES
TU-

                          TEXAS UNITED BANCSHARES, INC.

                      INCORPORATED UNDER THE LAWS OF TEXAS

COMMON STOCK                                                CUSIP 882838 10 5
                                        See reverse side for certain definitions

This Certifies that



is the owner of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $1.00 PER
                                    SHARE, OF

Texas United Bancshares Inc., (the "Corporation"), a Texas corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Corporation's transfer agent and registrar.

      IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:


        President               [Corporate Seal]               Secretary

                          TEXAS UNITED BANCSHARES, INC.

      A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or classes and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in          UNIF GIFT MIN ACT --...Custodian.....
            common                                 (Cust)         (Minor)
TEN ENT --  as tenants by the
            entireties
JT TEN  --  as joint tenants
            with  rights of
            Survivorship and
            not as tenants in
            common
                                  UNIF TRF MIN ACT --...Custodian (until age...)
                                                   (Cust)
                                                   ......under Uniform Transfers
                                                   (Minor)
                                                   to Minors Act..............
                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto
_____________________________
Please insert social security or
other identifying number of assignee
________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
______________________________________________________________________ Shares of
the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________________________
__________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OF ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

BY______________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15


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